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                                                                   EXHIBIT 10.30

                                                                  EXECUTION COPY

                 FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

FIRST AMENDMENT, dated as of March 31, 2004 (this "Amendment"), to that certain Purchase and Sale Agreement dated as of December 18, 2001 (the "Purchase and Sale Agreement"), by and between LAND O'LAKES, INC., a Minnesota cooperative corporation, LAND O'LAKES FARMLAND FEED LLC, a Delaware limited liability company ("Feed"), and PURINA MILLS, LLC, a Delaware limited liability company, as originators (each an "Originator" and collectively, the "Originators"), Feed, as initial Servicer, and LOL Farmland Feed SPV, LLC, a Delaware limited liability company, as purchaser (the "SPV Purchaser").

                                  WITNESSETH:

         WHEREAS, pursuant to the Purchase and Sale Agreement, each of the Originators has sold or contributed, and will continue to sell or contribute, all of the Receivables and Related Rights that it owns, and from time to time hereafter will own or that it will from time to time hereafter originate in the ordinary course of each Originator's respective businesses, to the SPV Purchaser;

         WHEREAS, the SPV Purchaser has entered into a Receivables Purchase Agreement, dated as of December 18, 2001 (the "Existing Receivables Purchase Agreement"), by and among the SPV Purchaser, as Seller, Feed, as initial Servicer, CoBank, ACB, as Administrator, and any other Persons that may, from time to time, be party thereto as Purchasers, pursuant to which, among other things, the SPV Purchaser may sell to the Administrator, for the benefit of the Purchasers, undivided interests in the Receivables and Related Rights;

         WHEREAS, the parties to the Existing Receivables Purchase Agreement desire to amend and restate the Existing Receivables Purchase Agreement on the terms and conditions set forth in that certain Amended and Restated Receivables Purchase Agreement, dated as of March 31, 2004 (the "Amended and Restated Receivables Purchase Agreement"), by and among the SPV Purchaser, as Seller, Feed, as initial Servicer, CoBank, ACB, as Administrator, and any other Persons that may, from time to time, be party thereto as Purchasers;


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         WHEREAS, the amendment and restatement of the Existing Receivables
Purchase Agreement also requires certain conforming amendments to the Purchase and Sale Agreement; and

         WHEREAS, the parties to the Purchase and Sale Agreement desire to amend the Purchase and Sale Agreement in the manner set forth herein;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. Defined Terms. Terms defined in the Purchase and Sale Agreement and used herein shall have the meanings given to them in the Purchase and Sale Agreement (as the same may be amended hereby).

         2. Acknowledgment of and Consent to Amended and Restated Receivables Purchase Agreement. Each of the parties hereto acknowledges and consents to the amendment and restatement of the Existing Receivables Purchase Agreement on the terms and conditions set forth in the Amended and Restated Receivables Purchase Agreement

         3. Amendment to Definition of "Receivables Purchase Agreement" under the Purchase and Sale Agreement. Each of the parties hereto agrees that all references to the "Receivables Purchase Agreement" contained in the Purchase and Sale Agreement shall be deemed to be references to the Amended and Restated Receivables Agreement (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time).

         4. Amendment to Definition of "Chase Credit Documents" under the Purchase and Sale Agreement. The Purchase and Sale Agreement is hereby amended by changing all references to "Chase Credit Documents" to "JP Morgan Credit Documents".

         5. Amendment to Section 2.1(c) of the Purchase and Sale Agreement. The Purchase and Sale Agreement is hereby amended by deleting clause (ii) in the definition of "Cost Rate" contained in Section 2.1(c) of the Purchase and Sale Agreement and replacing it with the following:

         "(ii) one hundred thirty-seven and one half (137.5) basis points."

         6. Amendment to Section 4.1(h) of the Purchase and Sale Agreement.
Section 4.1(h) of the Credit Agreement is hereby amended by deleting the legend set forth therein and replacing it with the following legend:


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         THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD OR CONTRIBUTED TO LOL
         FARMLAND FEED SPV, LLC, PURSUANT TO A PURCHASE AND SALE AGREEMENT, DATED AS OF DECEMBER 18, 2001, AS AMENDED FROM TIME TO TIME, BY AND BETWEEN LOL FARMLAND FEED SPV, LLC, LAND O'LAKES, INC., LAND O'LAKES FARMLAND FEED LLC, AND PURINA MILLS, LLC; AN OWNERSHIP AND SECURITY INTEREST IN THE RECEIVABLES DESCRIBED HEREIN HAS BEEN GRANTED AND ASSIGNED TO COBANK, ACB, AS ADMINISTRATOR, PURSUANT TO AN AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT DATED AS OF MARCH 31, 2004, AS AMENDED FROM TIME TO TIME, BY AND AMONG LOL FARMLAND FEED SPV, LLC (AS SELLER), LAND O'LAKES FARMLAND FEED LLC (AS INITIAL SERVICER), COBANK, ACB, AND THE OTHER PURCHASERS FROM TIME TO TIME PARTY THERETO; AND COBANK, ACB (AS ADMINISTRATOR);

         7. Amendment to Section 6.1(c) of the Purchase and Sale Agreement.
Section 6.1(c) of the Credit Agreement is hereby amended by deleting the last proviso thereof in its entirety and replacing it with the following proviso:

         "provided, however, that unless a termination event has occurred and is continuing, Seller and/or Servicer shall not be obligated to pay for more than two (2) such audits in any calendar year."

         8. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the following conditions have been satisfied:

         (a) Execution and Delivery of Documents. Each of the Originators shall have executed and delivered this Amendment to SPV Purchaser, and the Administrator shall have received a copy of this Amendment executed by each of the Originators and the SPV Purchaser.

         (b) Effectiveness of Amended and Restated Receivables Purchase Agreement. The SPV Purchaser and the Administrator shall have received reasonably satisfactory evidence that the Amended and Restated Receivables Purchase Agreement has become effective.

         (c) Filing of UCC-3 Amendments. Acknowledgment or time-stamped receipt copies of UCC-3 financing statement amendments, amending the existing UCC-1 financing statements that were filed in


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         connection with the Purchase and Sale Agreement to include additional collateral in the form of Dairy Receivables, shall have been delivered to each of the SPV Purchaser and the Administrator.

         (d) Representations and Warranties. The SPV Purchaser shall be satisfied that the representations and warranties set forth in Section 9 hereof are true and correct on and as of the Amendment Effective Date.

         9. Representations and Warranties. To induce the SPV Purchaser to enter into this Amendment, by its signature below, each of the Originators hereby represents and warrants to the SPV Purchaser that:

         (a) This Amendment has been duly executed and delivered by each of the Originators. The execution and delivery by each of the Originators of this Amendment has been duly authorized by proper proceedings, and this Amendment constitutes the legal, valid and binding obligation of each of the Originators, enforceable against each Originator in accordance with its terms.

         (b) The execution and delivery by each of the Originators of this Amendment and the performance by each of the Originators of this Amendment and the Purchase and Sale Agreement, as amended hereby, (i) are within the corporate or other legal authority of such Person, (ii) have been duly authorized by all necessary corporate or other proceedings and (iii) do not and will not conflict with or result in any breach or contravention of any Applicable Law or any Contractual Obligation or operating agreement or other governing document of each Originator.

         (c) After giving effect to this Amendment, each of the representations and warranties of each of the Originators contained in Article V of the Purchase and Sale Agreement or in any certificate or report delivered pursuant to or in connection with the Purchase and Sale Agreement was true in all respects as of the date as of which it was made and is true in all respects on the date hereof (except to the extent that such representations and warranties relate expressly to an earlier date).

         (d) After giving effect to this Amendment, no Unmatured Termination Event or Termination Event has occurred and is continuing.


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         (e) Each of the Originators' obligations and liabilities to the SPV
         Purchaser and the Adminstrator, as evidenced by or otherwise arising under the Purchase and Sale Agreement or the Transaction Documents, are hereby ratified and confirmed in all respects.

         10. Severability; Headings. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The section and subjection headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or to be taken into consideration in the interpretation hereof.

         11. Continuing Effect of Other Documents. This Amendment shall not constitute an amendment or waiver of any other provision of the Purchase and Sale Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of any that would require a waiver or consent of the SPV Purchaser (with the consent of the Administrator). Except as expressly amended, modified and supplemented hereby, the provisions of the Purchase and Sale Agreement are and shall remain in full force and effect.

         12. GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF MINNESOTA (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

         13. Miscellaneous. From and after the date hereof, each reference to the Purchase and Sale Agreement in the Purchase and Sale Agreement and the other Transaction Documents shall be deemed to be a reference to the Purchase and Sale Agreement as modified by this Amendment. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment. In making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.



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         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                            LAND O'LAKES INC., as Originator

                                            By: /s/ DANIEL KNUTSON
                                                -------------------------------


                                            Name: Daniel Knutson
                                                  -----------------------------
                                            Title: Senior VP and CFO
                                                   ----------------------------


                                            LAND O'LAKES FARMLAND FEED LLC,
                                            as Originator and initial Servicer

                                            By: /s/ DANIEL KNUTSON
                                                -------------------------------


                                            Name: Daniel Knutson
                                                  -----------------------------
                                            Title: Senior VP and CFO
                                                   ----------------------------


                                            PURINA MILLS, LLC, as Originator

                                            By: /s/ DANIEL KNUTSON
                                                -------------------------------


                                            Name: Daniel Knutson
                                                  -----------------------------
                                            Title: Senior VP and CFO
                                                   ----------------------------


                                            LOL Farmland Feed SPV, LLC, as SPV
                                            Purchaser

                                            By: /s/ DANIEL KNUTSON
                                                -------------------------------


                                            Name: Daniel Knutson
                                                  -----------------------------
                                            Title: Chief Financial Officer
                                                   ----------------------------


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ACKNOWLEDGED AND CONSENTED TO:


COBANK, ACB, as Administrator

By: /s/ MICHAEL TOUSIGNANT
    -------------------------


Name: Michael Tousignant
      -----------------------
Title: Vice President
       ----------------------